Supplement dated November 8, 2023

To the Prospectuses dated:

May 1, 1991	MLLIC Directed Life	May 1, 1991	MLLIC Prime Plan Investor

May 1, 1991	MLLIC Prime Plan VI	May 1, 1991	MLLIC Prime Plan 7

May 1, 1993	MLLIC Prime Plan I, II, and III	May 1, 1993	MLLIC Directed Life 2

May 1, 1998	MLLIC Prime Plan IV	May 1, 2018	MLLIC Prime Plan V

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT II

Effective on about December 8, 2023, based on changes to the underlying fund portfolio, the following name change will occur:

TRUST NAME	EXISTING PORTFOLIO NAME	NEW PORTFOLIO NAME
BlackRock Variable Series Funds, Inc.	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Large Cap Growth Equity V.I. Fund

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.